SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 20, 2007

Guilin Paper, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-115053	09-0420135
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Yu Lei Bay, Lipu, Guangxi, P.R. China
Address of principal executive offices

Registrant’s telephone number: 86-773-723 3098

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company was notified by NASDAQ that in conjunction with our recent name change to Guilin Paper, Inc., effective at the open of business on June 21, 2007 the new symbol for the company on the Over The Counter Bulletin Board will be “GUPR”.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Logsearch, Inc.

Dated: June 21, 2007	By:	/s/ Fangde Zhang

Fangde Zhang Chief Executive Officer